UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  October 20, 2004

(Date of earliest event reported)

Specialty Laboratories, Inc.

(Exact name of registrant as specified in its charter)

California	001-16217	95-2961036
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Michigan Avenue, Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

(310) 828-6543
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                                 Results of Operations and Financial Condition

On October 20, 2004, Specialty Laboratories, Inc., (the “Registrant”) announced financial results for the third quarter ended September 30, 2004.  A copy of the press release issued by the Registrant on October 20, 2004 concerning the foregoing matter is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01                                                 Regulation FD Disclosure

On October 20, 2004, the Company issued a press release announcing financial results for the third quarter ended September 30, 2004. The press release is attached as Exhibit 99.1 to this report.

Limitation on Incorporation by Reference:   In accordance with General Instruction B.2 of Form 8-K, the information in this report is furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Item 9.01                                                 Financial Statements and Exhibits

(c)	Exhibit.	The following document is filed as an exhibit to this report.

	99.1	Press Release dated October 20, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2004
SPECIALTY LABORATORIES, INC.

	By:	/s/ Kevin R. Sayer
Kevin R. Sayer
Chief Financial Officer

EXHIBIT INDEX

The following document is filed as an exhibit to this report:

Exhibits

99.1	Press Release dated October 20, 2004